                                                                   EXHIBIT 10.19

EXHIBIT D

                         REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement"), is made as of
                                               ---------
June 5, 2001, by and among SAFLINK Corporation, a Delaware corporation (the

"Company"), with headquarters located at 18650 N.E. 67/th/ Court, Suite 210
 -------
Redmond, WA 98052 and the purchasers listed on Schedule I hereto (each an

"Initial Purchaser" and collectively, "Initial Purchasers").
 -----------------                     ------------------

                                   RECITALS
                                   --------

     A. In connection with the Securities Purchase Agreement dated of even date herewith by and among the Company and the Initial Purchasers (the "Securities Purchase Agreement"), the Company has agreed, upon the terms and
 -----------------------------
subject to the conditions contained therein, to issue and sell to the Initial Purchasers (i) shares of Series E Convertible Preferred Stock of the Company (including such Series E Convertible Preferred Stock issued pursuant to the Certificate of Designation (as defined below), the "Preferred Stock"), which is
                                                    ---------------
convertible into shares (the "Conversion Shares") of the Company's common stock,
                              -----------------
par value $0.01 per share (the "Common Stock") upon the terms and subject to the
                                ------------
limitations and conditions set forth in the Certificate of Designations, Preferences and Rights with respect to such Preferred Stock (the "Certificate of
                                                                  --------------
Designation"), in the form attached as Exhibit A to the Securities Purchase
-----------
Agreement, and (ii) Warrants (each a "Warrant" and, when taken together with all
                                      -------
of the warrants issuable under the Securities Purchase Agreement, the "Warrants") entitling the holder thereof to purchase the number of shares of
 --------
Common Stock set forth in the Securities Purchase Agreement (the "Warrant
                                                                  -------
Shares").
------

     B. To induce the Initial Purchasers to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), and applicable state securities laws.
 --------------

                                  AGREEMENTS
                                  ----------

     NOW THEREFORE, in consideration of their respective promises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Initial Purchasers hereby agree as follows:

                                   ARTICLE I
                                  DEFINITIONS
                                  -----------

     1.1  Definitions. As used in this Agreement, the following terms shall have
          -----------
the following meanings:

          (a)  "Purchasers" means each Initial Purchaser and any transferees or
                ----------
     assignees who agree to become bound by the provisions of this Agreement in accordance with Article IX hereof.


          (b)  "register," "registered," and "registration" refer to a
                --------    ----------        ------------
     registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or
                                        --------
     ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").
                                                     ---

          (c) "Registrable Securities" means the maximum number of C Conversion
               ----------------------
     Shares issued or issuable with respect to the Preferred Stock and the maximum number of Warrant Shares issued or issuable with respect to the Warrants (each without regard to any limitations on conversion or exercise) and any shares of capital stock issued or issuable, from time to time (with any adjustments), on or in exchange for or otherwise with respect to the Common Stock or any other Registrable Securities; provided, however, that Registrable Securities shall not include shares of Common Stock that (i) have previously been registered, or (ii) have otherwise been sold to the public.

          (d) "Registration Statement" means a registration statement of the
               ----------------------
     Company under the Securities Act.

     1.2  Capitalized Terms.  Capitalized terms used herein and not otherwise
          -----------------
defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

                                  ARTICLE II
                                 REGISTRATION
                                 ------------

     2.1  Mandatory Registration.  The Company shall prepare and file with the
          ----------------------
SEC a Registration Statement (i) on a Form S-3, in the event a Form S-3 Registration Statement is available to the Company, on or prior to the tenth (10/th/) business day after the Closing (as defined in the Securities Purchase Agreement); or (ii) on such form of Registration Statement as is then available to effect a registration of all of the Registrable Securities, in the event a Form S-3 Registration Statement is no longer available to the Company, on or prior to the thirtieth (30th) business day after the date of the Closing (as defined in the Securities Purchase Agreement) (in each case, the "Filing Date").
                                                                  -----------
The Registrable Securities included in the Registration Statement shall be allocated to each Purchaser as set forth in Section 12.10 9 hereof. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to (and subject to the approval of (which approval shall not be unreasonably withheld or denied)) the Initial Purchaser and its counsel prior to its filing or other submission.

     2.2  Underwritten Offering.  If any offering pursuant to a Registration
          ---------------------
Statement pursuant to Section 2.1 hereof involves an underwritten offering, the Purchasers who hold a majority in interest of the Registrable Securities subject to such underwritten offering, shall have the right to select one legal counsel to represent the Purchasers and the Company shall select an investment bank or banks and manager or managers to administer the offering, which investment bank or banks or manager or managers shall be reasonably satisfactory to the Purchasers who hold a majority in interest of such Registrable Securities.

     2.3  Payments by the Company.  (a) The Company shall cause the Registration
          -----------------------
Statement required to be filed pursuant to Section 2.1 hereof to become effective as soon as practicable following the date of Stockholder Approval (as defined in the Securities Purchase Agreement), but shall cause such Registration Statement, (i) in the event a Form S-3 Registration Statement is available to the Company, to become effective in no event later than the sixtieth (60/th/) day following the Closing, or (ii) in the event a Form S-3 Registration Statement is no longer available to the Company, to become effective in no event later than the one hundred and twentieth (120th) day following the Closing (in each case, the "Registration Deadline"). If the Registration Statement is not
                ---------------------
effective as required by this Section 2.3, the Company shall thereafter use its best efforts to cause such Registration Statement to become effective. If the Registration Statement covering the Registrable Securities required to be filed by the Company pursuant to Section 2.1 hereof is not declared effective by the SEC on or before the Registration Deadline (a "Registration Failure"), or if
                                               --------------------
after such Registration Statement has been declared effective by the SEC, sales of all the Registrable Securities covered thereby cannot be made pursuant to such Registration Statement (by reason of a stop order, the Company's failure to update the registration statement, the failure of any post-effective amendment to the registration statement to be promptly declared effective or any other reason outside the control of the Purchasers) (a "Registration Suspension"), or
                                                  -----------------------
if the Common Stock of the Company is not listed or included for quotation on one of the Nasdaq National Market, the Nasdaq SmallCap Market, the New York Stock Exchange or the American Stock Exchange after being so listed or included for quotation thereon, (a "Listing Suspension"), then the Company will make
                           ------------------
payments to the Purchasers in such amounts and at such times as shall be determined pursuant to this Section 2.3, as partial relief for the damages to the Purchasers by reason of any such delay in or reduction of their ability to sell the Registrable Securities (which remedy shall not be exclusive of any other remedies available at law or in equity).

     (b) In the event of a Registration Failure, the Company shall pay to each Purchaser an amount equal to (A) the Multiplier (as defined herein) times
                                                                    -----
(B) the Funded Amount (as defined below) with respect to such Purchaser times
                                                                        -----
(C) the number of months (prorated per day for partial months) following the Registration Deadline prior to the date the Registration Statement filed pursuant to Section 2.1 is declared effective by the SEC. In addition, in the event of a Registration Suspension, the Company shall pay to Purchaser an amount equal to (D) the Multiplier times (E) the Funded Amount with respect to such
                            -----
Purchaser times (F) the number of months (prorated per day for partial months)
          -----
from (x) the date on which sales of all the Registrable Securities first cannot be made to (y) the date on which sales of all such Registrable Securities can again be made. In addition, in the event of a Listing Suspension, the Company shall pay to Purchaser an amount equal to (G) the Multiplier times (H) the
                                                             -----
Funded Amount with respect to such Purchaser times (I) the number of months
                                             -----
(prorated per day for partial months) from (x) the date on which listing or quotation of the Common Stock is suspended or trading thereon is halted to (y) the date on which the Common Stock is again so listed, quoted and traded. Such payments shall be made in cash within five (5) days after the end of each period that gives rise to such obligation, provided that, if any such period extends for more than thirty (30) days, payments shall be made for each such thirty (30) day period within five (5) days after the end of such thirty (30) day period, each such thirty day period being counted as a month for purposes of this
Section 2.3(b).

     (c)  For any given date, the "Multiplier" shall mean 0.015.  The "Funded
                                   ----------                          ------
Amount" means the aggregate purchase price of the Preferred Stock and the
------
Warrants relating to the Common Stock registered (or required to be registered) on such Registration Statement.

     2.4  Piggy-Back Registrations.  If at any time prior to the expiration of
          ------------------------
the Registration Period (as hereinafter defined) the Company shall file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with an acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans), then the Company shall send to each Purchaser who has a right to have Registrable Securities covered by a Registration Statement pursuant to this Agreement written notice of such determination and, if within fifteen (15) days after the date of such notice, such Purchaser shall so request in writing, the Company shall include in such Registration Statement all or any part of the Registrable Securities such Purchaser requests to be registered, except that if, in connection with any underwritten public offering for the account of the Company the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in such underwriter(s)' judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which such Purchaser has requested inclusion hereunder as the underwriter shall permit. Any exclusion of Registrable Securities shall be made pro rata among the Purchasers seeking to include Registrable Securities, in proportion to the number of Registrable Securities sought to be included by such Purchasers; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are not entitled to inclusion of such securities in such Registration Statement or are not entitled to pro rata inclusion with the Registrable Securities; and provided, further, however, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the Registration Statement. No right to registration of Registrable Securities under this Section 2.4 shall be construed to limit any registration required under Section 2.1 or 3.2 hereof. If an offering in connection with which a Purchaser is entitled to registration under this Section 2.4 is an underwritten offering, then each Purchaser whose Registrable Securities are included in such Registration Statement shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering.

     2.5  Eligibility for Form S-3.  The Company represents and warrants that,
          ------------------------
as of the date hereof, it may not meet, and covenants that it shall use its best efforts to meet the requirements for the use of Form S-3 for registration of the re-sale by the Initial Purchaser and any other Purchaser of the Registrable Securities and the Company shall file all reports required to be filed by the Company with the SEC in a timely manner so as to maintain such eligibility or to become eligible for the use of Form S-3.

                                  ARTICLE III
                          OBLIGATIONS OF THE COMPANY
                          --------------------------

     In connection with the registration of the Registrable Securities, the Company shall have the following obligations:

     3.1 The Company shall prepare promptly and file with the SEC the Registration Statement required by Section 2.1, and cause such Registration Statement relating to Registrable Securities to become effective as soon as practicable after such filing, and keep the Registration Statement effective pursuant to Rule 415 at all times until the date on which all of the Registrable Securities have been sold (and no further Registrable Securities may be issued in the future) (the "Registration Period"). No Registration Statement (including
                     -------------------
any amendments or supplements thereto and prospectuses contained therein and all documents incorporated by reference therein) shall contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading.

     3.2 The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until the termination of the Registration Period. The Company shall cause such amendment to become effective as soon as practicable following the filing thereof. If for any reason from time to time there are Registrable Securities which are not included or which are not allowed to be included by the SEC in a Registration Statement filed pursuant hereto, the Company shall file additional registration statements as soon as practicable following a request by any Purchaser to effect a registration of all of such Registrable Securities, which registration statement shall be subject to all terms of this Agreement and shall use its best efforts to cause such registration statement to become effective as soon as practicable after such filing.

     3.3 The Company shall furnish to each Purchaser whose Registrable Securities are included in the Registration Statement and its legal counsel (a) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, and, in the case of a Registration Statement referred to in Section 2.1, each written correspondence by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion, if any, thereof which contains information for which the Company has sought confidential treatment), and (b) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as such Purchaser may reasonably request in order to facilitate the disposition of the Registrable Securities owned (or to be owned) by such Purchaser.

     3.4 The Company shall (a) register and qualify the Registrable Securities covered by the Registration Statement under securities laws of such jurisdictions in the United States as each

Purchaser who holds (or has the right to hold) Registrable Securities being offered reasonably requests, (b) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (c) take such other actions as may be reasonably necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (d) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3.4, (ii) subject itself to general taxation in any such jurisdiction, (iii) file a general consent to service of process in any such jurisdiction or (iv) make any change in its charter or bylaws which the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders.

     3.5 In the event the Purchasers who hold a majority in interest of the Registrable Securities being offered in an offering pursuant to a Registration Statement or any amendment or supplement thereto under Section 2.1 or 3.2 hereof select underwriters for the offering, the Company shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriters of such offering.

     3.6 As soon as practicable after becoming aware of such event, the Company shall notify (by telephone and also by facsimile and reputable overnight courier) each Purchaser of the happening of any event, of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and use its best efforts promptly to (but in any event it shall within five (5) days) prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to each Purchaser as such Purchaser may reasonably request; provided that for not more than ten (10) consecutive calendar days (or a total of not more than thirty
(30) calendar days in any twelve (12) month period, the Company may delay the disclosure of material non-public information concerning the Company (as well as delay the updating of any prospectus or Registration Statement), the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company (an "Allowed Delay"); provided, further, that the
                                   -------------
Company shall promptly (i) notify the Purchasers in writing of the existence of (but in no event, without the prior written consent of such Purchaser, shall the Company disclose to any Purchaser any of the facts or circumstances regarding) material non-public information giving rise to an Allowed Delay, and (ii) advise the Purchasers in writing to cease all sales under such Registration Statement until the end of the Allowed Delay. Without implication that the contrary would otherwise be true, the period of any Allowed Delay shall constitute a Registration Suspension for all purposes hereunder.

     3.7 The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest practicable time and to notify (by telephone and also by facsimile and reputable overnight carrier) each Purchaser who holds Registrable

Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof. Notwithstanding anything to the contrary, the Company shall cause the Transfer Agent to deliver unlegended shares of Common Stock to a transferee of Purchaser in connection with any sale of Registrable Securities with respect to which such Purchaser has entered into a contract for sale prior to receipt of notice of such suspension and for which such Purchaser has not yet settled.

     3.8 The Company shall permit a single counsel designated by the majority in interest of the holders of Registrable Securities to review the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects.

     3.9   The Company shall make available for inspection by (i) any Purchaser,
(ii) any underwriter participating in any disposition pursuant to the Registration Statement, (iii) one firm of attorneys and one firm of accountants retained by the Purchasers, and (iv) one firm of attorneys retained by all such underwriters (collectively, the "Inspectors") all pertinent financial and other
                                 ----------
records, and pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably deemed necessary by each
                    -------
Inspector in connection with such Registration Statement and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request in connection therewith; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to a Purchaser) of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified in writing, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or to otherwise comply with federal or state securities laws, (b) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, or is otherwise required by applicable law or legal process or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement (to the knowledge of the relevant Purchaser). The Company shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into confidentiality agreements (in form and reasonable substance satisfactory to the Company) with the Company with respect thereto, substantially in the form of this Section 3.9. Each Purchaser agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein shall be deemed to limit a Purchaser's ability to sell Registrable Securities in a manner which is consistent with applicable laws and regulations.

     3.10 The Company shall hold in confidence and not make any disclosure of information concerning a Purchaser provided to the Company unless (a) disclosure of such information is necessary to comply with federal or state securities laws, (b) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (c) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction or is otherwise required by applicable law or legal process, (d) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement (to the knowledge of the Company), or (e) such Purchaser consents to the form and content of any such disclosure. The Company agrees that it shall, upon learning that disclosure of such information concerning a Purchaser is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Purchaser prior to making such disclosure, and allow the Purchaser, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

     3.11 The Company shall cause the listing and the continuation of listing of the Common Stock and of all the Registrable Securities covered by the Registration Statement on the Nasdaq National Market System, the Nasdaq SmallCap Market, the New York Stock Exchange or the American Stock Exchange, and cause the Registrable Securities to be quoted or listed on each additional national securities exchange or quotation system upon which the Common Stock is then listed or quoted.

     3.12 The Company shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement.

     3.13 The Company shall cooperate with each Purchaser who hold Registrable Securities being offered and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the managing underwriter or underwriters, if any, or a Purchaser may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or a Purchaser may request, and, within one (1) business day after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Purchasers whose Registrable Securities are included in such Registration Statement) an opinion of such counsel in the form attached hereto as Exhibit 1.
                                                       ---------

     3.14 At the request of a majority in interest of the holders of Registrable Securities, the Company shall promptly prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary in order to change the plan of distribution set forth in such Registration Statement.

     3.15 The Company shall comply with all applicable laws related to a Registration Statement and offering and sale of securities and all applicable rules and regulations of governmental authorities in connection therewith (including, without limitation, the Securities Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission).

     3.16 The Company shall take all such other actions as any Purchaser or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.

     3.17 Except for the holders listed in Schedule 3.17 hereto (to the extent such holders fail or refuse to waive their registration rights), from and after the date of this Agreement, the Company shall not, and shall not agree to, allow the holders of any securities of the Company to include any of their securities in any Registration Statement or any amendment or supplement thereto under
Section 2.1 or 3.2 hereof without the consent of the holders of a majority of the Registrable Securities hereunder.

     3.18 The Registration Statement shall state that it covers such indeterminate number of additional shares as may be issuable upon conversion of the Preferred Stock or exercise of the Warrants to prevent dilution resulting from stock splits, stock dividends and other similar transactions.

                                  ARTICLE IV
                         OBLIGATIONS OF THE PURCHASERS
                         -----------------------------

     In connection with the registration of the Registrable Securities, each Purchaser shall have the following obligations:

     4.1 It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Purchaser that such Purchaser shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least three (3) business days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Purchaser of the information the Company requires from each such Purchaser.

     4.2 Purchaser, by such Purchaser's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Purchaser has notified the Company in writing of such Purchaser's election to exclude all of such Purchaser's Registrable Securities from the Registration Statement.

     4.3 Purchaser whose Registrable Securities are included in a Registration Statement understands that the Securities Act may require delivery of a prospectus relating thereto in connection with any sale thereof pursuant to such Registration Statement, and each such Purchaser shall use its reasonable efforts to comply with the applicable prospectus delivery requirements of the Securities Act in connection with any such sale.

     4.4 Purchaser agrees that, upon receipt of written notice from the Company of the happening of any event of the kind described in Section 3.6, such Purchaser will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Purchaser's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3.6 and, if so directed by the Company, such Purchaser shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Purchaser's possession (other than a limited number of permanent file copies), of the prospectus covering such Registrable Securities current at the time of receipt of such notice. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of a Purchaser in connection with any sale of Registrable Securities with respect to which such Purchaser has entered into a contract for sale prior to receipt of such notice and for which such Purchaser has not yet settled.

     4.5 Without limiting Purchaser's rights under Section 2.1 or 3.2 hereof, no Purchaser may participate in any underwritten distribution hereunder unless such Purchaser (a) agrees to sell such Purchaser's Registrable Securities on the basis provided in any underwriting arrangements in usual and customary form entered into by the Company, (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (c) agrees to pay its pro rata share of all underwriting discounts and commissions and any expenses in excess of those payable by the Company pursuant to Article V.

                                   ARTICLE V
                           EXPENSES OF REGISTRATION
                           ------------------------

     All expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Articles II and III, including, without limitation, all registration, listing and qualification fees, printers and accounting fees, the fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel selected by the Purchasers pursuant to Section 2.2, hereof shall be borne by the Company.

                                  ARTICLE VI
                                INDEMNIFICATION
                                ---------------

     In the event any Registrable Securities are included in a Registration Statement under this Agreement:

     6.1 To the extent permitted by law, the Company will indemnify, hold harmless and defend (a) each Purchaser who holds such Registrable Securities,
(b) each underwriter of Registrable Securities and (c) the directors, officers, partners, members, employees, agents and persons who control any Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), if any, (each,
                                                  ------------
an "Indemnified Person"), against any joint or several losses, claims, damages,
    ------------------
liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, "Claims") to which any of them may become
                                    ------
subject insofar as such Claims arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (in any amendment or supplement, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to the restrictions set forth in Section
               ----------
6.3 with respect to the number of legal counsel, the Company shall reimburse the Purchasers, each such underwriter and controlling person, and each such other Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6.1: (x) shall not apply to an Indemnified Person with respect to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company, by such Indemnified Person expressly for use in the Registration Statement or any such amendment thereof or supplement thereto; (y) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld: and (z) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Person if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, if such corrected prospectus was timely made available by the Company pursuant to
Section 3.3 hereof, and the Indemnified person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a Violation and such Indemnified Person, notwithstanding such advice, used it. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Purchasers pursuant to Article IX.

     6.2 In connection with any Registration Statement in which a Purchaser is participating, each such Purchaser, severally and not jointly, agrees to indemnify, hold harmless and defend, to the same extent and in the same manner set forth in Section 6.1, the Company, each of its directors, each of its officers who signs the Registration Statement, its employees, agents and persons, if any, who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and any other stockholder selling securities pursuant to the Registration Statement, together with its directors, officers and members, and any person who controls such stockholder or underwriter within the meaning of the Securities Act or the Exchange Act (each an "Indemnified Party"), against any Claim to which any of them may become
    -----------------
subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Purchaser expressly for use in connection with such Registration Statement; and subject to Section 6.3 such Purchaser will reimburse any legal or other expenses (promptly as such expenses are incurred and are due and payable) reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6.2 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Purchaser, which consent shall not be unreasonably withheld; provided, further, however, that a Purchaser shall be liable under this Agreement (including this Section 6.2 and Article
VII) for only that amount as does not exceed the net proceeds actually received by such Purchaser as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Purchasers pursuant to Article IX. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6.2 with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, and the Indemnified Party failed to utilize such corrected prospectus.

     6.3 Promptly after receipt by an Indemnified Person or Indemnified Party under this Article VI of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to made against any indemnifying party under this
Article VI, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that such indemnifying party shall diligently pursue such defense and that such indemnifying party shall not be entitled to assume such defense and an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential conflicts of interest between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding or the actual or potential defendants in, or targets of, any such action include both the Indemnified Person or the Indemnified Party and any such Indemnified Person or Indemnified Party reasonably determines that there may be legal defenses available to such Indemnified Person or Indemnified Party which are different from or in addition to those available to such indemnifying party. The indemnifying party shall pay for only one separate legal counsel for the Indemnified Persons or the Indemnified Parties, as applicable, and such legal counsel shall be selected by Purchasers holding a majority-in-interest of the Registrable Securities included in the Registration Statement to which the Claim relates (with the approval of the Initial Purchaser if they hold Registrable Securities included in such Registration Statement), if the Purchasers are entitled to indemnification hereunder, or by the Company, if the Company is entitled to indemnification hereunder, as applicable. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Article VI, except to the extent that the indemnifying party is actually prejudiced in its ability to defend such action.

                                  ARTICLE VII
                                 CONTRIBUTION
                                 ------------

     To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Article VI to the fullest extent permitted by law; provided, however, that (i) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation, and (ii) contribution (together with any indemnification or other obligations under this Agreement) by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

                                 ARTICLE VIII
                        REPORTS UNDER THE EXCHANGE ACT
                        ------------------------------

     With a view to making available to the Purchasers the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Purchasers to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to,
                                             --------
so long as such Purchaser beneficially owns (without giving effect to any limitations on the conversion or exercise thereof) Registrable Securities:

     8.1 File with the SEC in a timely manner and make and keep available all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under
Section 4.3 of the Securities Purchase Agreement) and the filing and availability of such reports and other documents is required for the applicable provisions of Rule 144; and

     8.2 Furnish to each Purchaser promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Purchasers to sell such securities pursuant to Rule 144 without registration.

                                  ARTICLE IX
                       ASSIGNMENT OF REGISTRATION RIGHTS
                       ---------------------------------

     The rights of the Purchasers hereunder, including the right to have the Company register Registrable Securities pursuant to this Agreement, shall be automatically assigned by each Purchaser to any transferee (i) that is an affiliate of a Purchaser, or (ii) is a recipient of not less than 50,000 shares of Registrable Securities (subject to subsequent adjustments for stock splits, stock dividends, reverse stock splits and the like) if: (a) the Purchaser agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within ten (10) business days after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee, and (ii) the securities with respect to which such registration rights are being transferred or assigned, (c) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act or applicable state securities laws, (d) at or before the time the Company receives the written notice contemplated by clause (b) of this sentence, the transferee or assignee agrees in writing for the benefit of the Company to be bound by all of the provisions contained herein, (e) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement and (f) such transferee shall be an "accredited investor" as such term is defined in Rule 501 of the Securities Act.

     In lieu of the foregoing and in connection with a particular transfer, Purchaser may require the Company to enter into a separate registration agreement with such transferee providing for rights and obligations of the Company and such transferee and such transferee shall not be deemed Purchaser hereunder with respect to such transferred Registrable Securities in such event.

                                   ARTICLE X
                       AMENDMENT OF REGISTRATION RIGHTS
                       --------------------------------

     Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with written consent of the Company and the Initial Purchasers or Purchasers who hold a two-thirds interest of the outstanding Registrable Securities. Any amendment or waiver effected in accordance with this
Article X shall be binding upon each Purchaser and the Company. Notwithstanding the foregoing, no amendment or waiver shall retroactively affect any Purchaser without its consent or prospectively adversely affect any Purchaser who no longer owns any Preferred Stock, Warrants or Registrable Securities without its consent. Neither Article VI nor Article VII hereof may be amended or waived in a manner adverse to a Purchaser without its consent.



                                  ARTICLE XI

                                  TERMINATION
                                  -----------

     This Agreement shall terminate on such date as Initial Purchasers cease to own, beneficially of record, any Registrable Securities.

                                  ARTICLE XII
                                 MISCELLANEOUS
                                 -------------

     12.1 A person or entity is deemed to be a holder (or a holder in interest) of Registrable Securities whenever such person or entity owns of record such Registrable Securities (or the Preferred Stock or the Warrant which may be converted into or exercised for Registrable Securities). If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities (or Preferred Stock or the Warrant, as the case may be).

     12.2 Any notices herein required or permitted to be given shall be in writing and may be personally served or delivered by courier or by confirmed telecopy, and shall be deemed delivered at the time and date of receipt (which shall include telephone line facsimile transmission). The addresses for such communications shall be:

           If to the Company:

           SAFLINK CORPORATION
           18650 N.E. 67th Court, Suite 210
           Redmond, WA 98052
           Telecopy: (425) 497-1778
           Attn: Chief Financial Officer

           And if to the Initial Purchaser, at such address set forth for each such Initial Purchaser on Schedule I hereto.

           And if to any other Purchaser, at such address as such Purchaser shall have provided in writing to the Company,

or at such other address as each such party furnishes by notice given in accordance with this Section 12.2.

     12.3 Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

     12.4 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in the State of Delaware. The parties hereto further agree that service of process upon the parties hereto mailed by first class mail shall be deemed in every respect effective service of process upon each such party in any such suit or proceeding. Nothing herein shall affect either party's right to serve process in any other manner permitted by law. The parties hereto agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner. If any legal action or other legal proceeding relating to this Agreement or the enforcement of any provision hereof is brought by either party, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements to the extent actually incurred (in addition to any other relief to which the prevailing party may be entitled).

     12.5 Subject to the requirements of Article IX hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto. Notwithstanding anything to the contrary contained herein, including, without limitation, Article IX, the rights of a Holder hereunder shall be assignable to and exercisable by a bona fide pledgee of the Registrable Securities in connection with a Holder's margin or brokerage accounts.

     12.6 The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     12.7 This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto, by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

     12.8 Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     12.9 The initial number of Registrable Securities included on any Registration Statement and each increase to the number of Registrable Securities included thereon shall be allocated pro rata to a Purchaser based on the number of Registrable Securities held by such Purchaser in relation to all Registrable Securities at the time of such establishment or increase, as the case may be. In the event a Purchaser shall sell or otherwise transfer any of such holder's Registrable Securities and such transferee becomes a Purchaser hereunder, each transferee shall be allocated a pro rata portion of the number of Registrable Securities included on a Registration Statement for such transferor. In addition, a Purchaser who continues to own Registrable Securities shall be allocated a portion of any shares of Common Stock included on a Registration Statement and which remain allocated to any person or entity which does not hold any Registrable Securities, pro rata based on the number of shares of Registrable Securities then held by such Purchaser in relation to all outstanding Registrable Securities. Without implication that the contrary would otherwise be true, for purposes of this paragraph, all Preferred Stock and Warrants then outstanding shall be assumed converted into Registrable Securities.

     12.10 If any provision of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement.

                                     * * *

     IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first above written.


THE COMPANY

SAFLINK CORPORATION

By:________________________

   Name:
   Title:

INITIAL PURCHASER:

     _______________________________

     By:____________________________
     Its:___________________________

                                  SCHEDULE 1

                        Schedule of Initial Purchasers
                        ------------------------------


     Name of Initial Purchaser                      Address for Notices
     -------------------------                      -------------------

                                   EXHIBIT 1
                                                                 to Registration
                                                                Rights Agreement
                                    [Date]
[Name and address
of transfer agent]

                     RE:  SAFLINK CORPORATION

Ladies and Gentlemen:

     We are counsel to SAFLINK CORPORATION, a Delaware corporation (the "Company"), and we understand that [Name of Purchaser] (the "Holder") has
 -------                                                     ------
purchased from the Company Series E Convertible Preferred Stock of the Company (the "Preferred Stock"), convertible into shares of the Company's common stock,
      ---------------
par value $0.01 per share (the "Common Stock"), and a warrant entitling the
                                ------------
Holder to purchase a certain number of shares of the Company's Common Stock (the "Warrant"). The Preferred Stock and the Warrant were purchased by the Holder
 -------
pursuant to a Securities Purchase Agreement, dated as of June ___, 2001, by and between the Company and the Holder (the "Agreement"). Pursuant to a
                                         ---------
Registration Rights Agreement, dated as of June __, 2001, by and between the Company and the Holder (the "Registration Rights Agreement"), the Company agreed
                             -----------------------------
with the Holder, among other things, to register the Registrable Securities (as that term is defined in the Registration Rights Agreement) under the Securities Act of 1933, as amended (the "Securities Act"), upon the terms provided in the
                              --------------
Registration Rights Agreement. In connection with the Company's obligations under the Registration Rights Agreement, on _____ __, 2001, the Company filed a Registration Statement on Form S-_____ (File No. 333- __________) (the "Registration Statement") with the Securities and Exchange Commission (the
 ----------------------
"SEC") relating to the Registrable Securities, which names the Holder as a
 ---
selling stockholder thereunder.

     We have also examined copies of such other documents as we have deemed necessary or appropriate in connection with the opinions hereinafter set forth. In our examination, we have assumed the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents. Insofar as our opinion relates to, or depends upon, any matter of fact, we have relied upon statements and certificates of officers of the Company and of public officials and have not undertaken to determine the accuracy of such statements or certificates.

     We understand that the Registration Statement was declared effective on ______________ and is currently in effect. To our knowledge, no stop order has been issued with respect to the Registration Statement and no proceedings for that purpose have been instituted or are pending before or contemplated by the SEC. Based on the foregoing, we are of the opinion that the Registrable Securities have been registered under the Securities Act.

     As transfer agent, U.S. Stock Transfer Corporation may effect the transfer of the shares of the Holder sold pursuant to and in the manner described in the prospectus ("Prospectus") of the Registration Statement. The stock certificates
             ----------
for the Registrable Securities, when reissued after such sale, need not be legended. We express no opinion as to whether any requirements for the delivery of any prospectus have been satisfied or whether the qualification or registration under any state securities laws is necessary. Further, we express no opinion with respect to the accuracy or completeness of any information set forth in the Prospectus or any amendment or supplement thereto.

     We are the members of the Bar of the District of Columbia. We have made such examination of the federal securities laws as we have deemed relevant for purposes of this opinion. We express no opinion as to laws of any other jurisdiction.

     This opinion is furnished to U. S. Stock Transfer Corporation in its capacity as transfer agent for the Company and may be relied upon by Holder only for purpose of transferring the Registrable Securities sold pursuant to the Prospectus. This letter is not to be furnished to, or relied upon by, any other person or entity whatsoever without our prior written consent.


                                    Very truly yours,

cc: [Name of Purchaser]